UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2009

The Meridian Resource Corporation
(Exact name of registrant as specified in its charter)

TEXAS	1-10671	76-0319553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 ENCLAVE PARKWAY SUITE 300 HOUSTON TX	77077
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   281-597-7000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As announced in a press release issued February 3, 2009, the Registrant held a conference call regarding its current cost cutting efforts. A copy of the press release is attached hereto as Exhibit 99.1, the transcript of the conference call is attached hereto as Exhibit 99.2 and each is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated February 3, 2009
    Exhibit 99.2.       Conference call transcript dated February 5, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Meridian Resource Corporation (Registrant)
February 6, 2009 (Date)	/s/ LLOYD V. DELANO Lloyd V. DeLano Senior Vice President and Chief Accounting Officer